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GreenPoint Financial Corp. and Subsidiaries
Exhibit 32.2
Certification Pursuant to 18 U.S.C Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of GreenPoint Financial Corp. for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Jeffrey R. Leeds, Executive Vice President and Chief Financial Officer of GreenPoint Financial Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: March 8, 2004

/s/ JEFFREY R. LEEDS Jeffrey R. Leeds Executive Vice President and Chief Financial Officer GreenPoint Financial Corp.

        A signed original of this written statement required by Section 906 has been provided to GreenPoint Financial Corp. and will be retained by GreenPoint Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

        Note: The certification the registrant furnishes in this exhibit is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the registrant specifically incorporates it by reference.

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GreenPoint Financial Corp. and Subsidiaries Exhibit 32.2 Certification Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002